UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Share Redemption Program
On December 4, 2018, the board of directors of KBS Strategic Opportunity REIT, Inc. (the “Company”) adopted an eleventh amended and restated share redemption program (the “Eleventh SRP”).  The Eleventh SRP changes the funding limits for the share redemption program in calendar year 2019, after which they will revert back to the prior limits.  Absent these changes, based on the amount of net proceeds raised from the sale of shares under the dividend reinvestment plan during 2018, the Company would have had $1.4 million available for redemptions during 2019, including shares that are redeemed in connection with a stockholders’ death, “qualifying disability” or “determination of incompetence.”  As amended, the following will apply during the calendar year 2019:

•	The Company may redeem no more than $2.0 million of shares in connection with a stockholder’s death, “qualifying disability” or “determination of incompetence.”

•
The Company may redeem no more than $2.0 million of shares per fiscal quarter, excluding shares redeemed in connection with a stockholder’s death, “qualifying disability” or “determination of incompetence.” To the extent any of such capacity is unused in a fiscal quarter, it will be carried over to the next fiscal quarter for redemption of shares excluding shares redeemed in connection with a stockholder’s death, “qualifying disability” or “determination of incompetence.”  In addition, to the extent extra capacity from the bullet above is available with respect to redemptions in the last month of 2019, such capacity will be made available for redemption of shares other than in connection with a stockholder’s death, “qualifying disability” or “determination of incompetence.”

There were no other changes to the share redemption program. The Eleventh SRP will become effective for any redemption request received after December 21, 2018, which is the last day for a request to be received and processed in 2018 under the tenth amended and restated share redemption program.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Eleventh Amended and Restated Share Redemption Program

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: December 7, 2018	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary